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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2001
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                           5B Technologies Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                       DELAWARE                                0-27190
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             (State or Other Jurisdiction                    (Commission
                   of Incorporation)                        File Number)


                   100 Sunnyside Boulevard, Woodbury, NY 11797
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                    (Address of Principal Executive Offices)

                  Registrant's telephone number, (516) 677-6100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.
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         On December 31, 2001, 5B Technologies Corporation and La Vista
Investors LLC settled all claims relating to an action commenced by La Vista against the company.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c)      Exhibit included herein:

         99.1     Press Release, dated January 9, 2002.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     5B TECHNOLOGIES CORPORATION



Date:  January 9, 2002               By:  /s/ Glenn Nortman
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                                          Glenn Nortman, Chief Executive Officer



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